UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

The Blackstone Group L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Blackstone Group L.P. (the “Partnership”) is filing this Current Report on Form 8-K to summarize the effects on its Annual Report on Form 10-K for the year ended December 31, 2008 (“2008”), filed on March 2, 2009 (the “2008 Form 10-K”), of the adoption, on January 1, 2009, of SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB 51 (“SFAS 160”) and Staff Position EITF No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities “(FSP EITF No. 03-6-1”).

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51 (“SFAS No. 160”). SFAS No. 160 requires reporting entities to present non-controlling (minority) interests as equity (as opposed to a liability or mezzanine equity) and provides guidance on the accounting for transactions between an entity and non-controlling interests. SFAS No. 160 applies prospectively as of January 1, 2009, except for the presentation and disclosure requirements which are applied retrospectively for all periods presented. The Partnership adopted SFAS No. 160 effective January 1, 2009 and as a result, (a) with respect to the Consolidated Statements of Financial Condition, the Redeemable Non-Controlling Interests in Consolidated Entities was renamed as such and remained classified as mezzanine equity and the non-redeemable Non-Controlling Interests in Consolidated Entities and Non-Controlling Interests in Blackstone Holdings have been reclassified as components of Partners’ Capital, (b) with respect to the Consolidated Statements of Operations, Net Income (Loss) is now presented before non-controlling interests, the Net Income (Loss) attributable to the three categories of non-controlling interests discussed in (a) above are now presented separately, and the Consolidated Statement of Operations now nets to Net Income (Loss) Attributable to The Blackstone Group L.P., and (c) with respect to the Consolidated Statement of Changes in Partners’ Capital, roll forward columns have now been added for each component of non-controlling interests discussed in (a) above. The presentation herein has been recasted to show the effect of the adoption of SFAS No. 160 on a retrospective basis.

In June 2008, the FASB issued Staff Position EITF No. 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF No. 03-6-1”). FSP EITF No. 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and therefore need to be included in the earnings allocation in calculating earnings per share under the two-class method described in SFAS No. 128, Earnings per Share. FSP EITF No. 03-6-1 requires entities to treat unvested share-based payment awards that have non-forfeitable rights to dividend or dividend equivalents as a separate class of securities in calculating earnings per share. This FSP is effective for fiscal years beginning after December 15, 2008; earlier application is not permitted. The Partnership adopted FSP EITF No. 03-6-1 effective January 1, 2009 and includes unvested participating Blackstone Common Units as a component of Common Units Entitled to Priority Distributions – Basic in the calculation of earnings per common unit. The presentation herein has been recasted to show the effect of the adoption of EITF No. 03-6-1 on a retrospective basis.

Blackstone’s Marketable Alternative Asset Management segment has been renamed to Credit and Marketable Alternatives. This name better reflects the product mix in this segment. This does not reflect a change to the underlying businesses or how they have been reflected in Blackstone’s results of operations. The presentation herein has been updated for this name change.

In Blackstone’s June 30, 2009 Quarterly Report on Form 10-Q Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations (“EBITDA-NFRE”) was introduced as a measure of segment performance and a useful indicator of our ability to cover our recurring operating expenses. The presentation of EBITDA-NFRE has been included in the Liquidity and Capital Resources section of Management’s Discussion and Analysis.

Certain disclosures regarding clawback and goodwill have been enhanced and financial statement balances have been reclassified to conform to the current presentation of Blackstone’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

Part 2, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data and Item 8A. Unaudited Supplemental Presentation of Statements of Financial Condition are set forth on Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Item 6. Selected Financial Data.

Exhibit 99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Item 8. Financial Statements and Supplementary Data.

Exhibit 99.4	Item 8A. Unaudited Supplemental Presentation of Statements of Financial Condition.

Forward-Looking Statements

This report may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under section entitled “Risk Factors” in this report, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009

The Blackstone Group L.P.

By:	Blackstone Group Management L.L.C.,
its general partner

By:	/s/ Robert L. Friedman
Name:	Robert L. Friedman
Title:	Chief Legal Officer

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